UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2014

GLOBALSTAR, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33117 (Commission File Number)	41-2116508 (IRS Employer Identification No.)

300 Holiday Square Blvd. Covington, LA	70433
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (985) 335-1500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Globalstar, Inc. (“Globalstar”) announces that Frank J. Bell, Globalstar's President of Global Sales and Marketing, left his position on April 4, 2014. Pursuant to his employment agreement, upon the execution of a release he will receive 90 days’ salary and continuation of health insurance coverage as required by law, but for not less than 12 months.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSTAR, INC.

/s/ James Monroe III
James Monroe III
Chairman and
Chief Executive Officer

Date: April 4, 2014